UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2004

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 759-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 1, 2004 registrant issued a press release entitled "Halliburton Provides Update on Investigation into Nigerian Project."

The text of the press release is as follows:

HALLIBURTON PROVIDES UPDATE ON
INVESTIGATION INTO NIGERIAN PROJECT

HOUSTON, Texas - Halliburton (NYSE:HAL) announced today that, as a result of its own continuing investigation into matters relating to the TSKJ Nigerian Bonny Island project, information has recently been uncovered suggesting that, at least 10 years ago, the members of TSKJ considered payments to Nigerian officials. Halliburton also confirmed that, commencing in 1995, TSKJ entered into a series of agency agreements in connection with the Nigerian project; however, Halliburton’s on-going investigation has not found any evidence confirming that payments to Nigerian officials were ever made to obtain or retain business.

Halliburton is notifying the other owners of TSKJ of the recently uncovered information. TSKJ is a private limited liability company registered in Madeira, Portugal whose members are Technip SA of France, Snamprogetti Netherlands B.V., which is an affiliate of ENI SpA of Italy, JGC Corporation of Japan, and Kellogg Brown & Root (as successor to the January 1999 merger of M.W. Kellogg into Brown & Root), each of which owns 25% of the venture.

As part of its continuing cooperation with governmental authorities, Halliburton, which acquired M.W. Kellogg as part of its 1998 acquisition of Dresser Industries, has also promptly provided this information to the United States Department of Justice, the Securities and Exchange Commission and the French magistrate investigating these matters, and is currently in the process of transmitting it to the appropriate Nigerian officials.

"There is much that we presently do not know. But we will continue aggressively to investigate this matter regardless of how old this conduct may be, even though so far the new information appears to relate to conduct that took place almost entirely before Halliburton acquired M.W. Kellogg" said Halliburton in a prepared statement.

Halliburton also confirmed its understanding that TSKJ has suspended the receipt of services from and payments to TSKJ’s agent, Tri-Star Investments, and is considering the institution of legal proceedings to recover all amounts previously paid to Tri-Star.

Halliburton, founded in 1919, is one of the world’s largest providers of products and services to the petroleum and energy industries. The company serves its customers with a broad range of products and services through its Energy Services and Engineering and Construction Groups. The company’s World Wide Web site can be accessed at www.halliburton.com.

NOTE: The statements in this press release that are not historical statements, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond the company's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: legal risks, including the risks of being unable to complete the proposed settlement of asbestos and silica liabilities, the risks of having material subsidiaries in Chapter 11 proceedings, the risks of audits and investigations of the company by domestic and foreign government agencies and legislative bodies and potential adverse proceedings and findings by such agencies, the risks of judgments against the company's subsidiaries and predecessors in asbestos litigation pending and currently on appeal, the inability of insurers for asbestos exposures to pay claims or a delay in the payment of such claims, future asbestos claims defense and settlement costs, the risks of judgments against the company and its subsidiaries in other litigation and proceedings, including shareholder lawsuits, securities laws inquiries, contract disputes, patent infringements and environmental matters, legislation, changes in government regulations and adverse reaction to scrutiny involving the company; political risks, including the risks of unsettled political conditions, war and the effects of terrorism, foreign operations and foreign exchange rates and controls; liquidity risks, including the risks of potential reductions in debt ratings, access to credit, availability and costs of financing and ability to raise capital; weather-related risks; customer risks, including the risks of changes in capital spending and claims negotiations; industry risks, including the risks of changes that affect the demand for or price of oil and/or gas, structural changes in the industries in which the company operates, risks of fixed-fee projects and risks of complex business arrangements; systems risks, including the risks of successful development and installation of financial systems; and personnel and merger/reorganization/disposition risks, including the risks of increased competition for employees, successful integration of acquired businesses, effective restructuring efforts and successful completion of planned dispositions. Please see Halliburton's Form 10-K/A for the year ended December 31, 2003, and Form 10-Q for the quarter ended June 30, 2004 for a more complete discussion of such risk factors.

Item 8.01. Other Events.

Halliburton announced today that, as a result of its own continuing investigation into matters relating to the TSKJ Nigerian Bonny Island project, information has recently been uncovered suggesting that, at least 10 years ago, the members of TSKJ considered payments to Nigerian officials. Halliburton also confirmed that, commencing in 1995, TSKJ entered into a series of agency agreements in connection with the Nigerian project; however, Halliburton’s on-going investigation has not found any evidence confirming that payments to Nigerian officials were ever made to obtain or retain business.

Halliburton is notifying the other owners of TSKJ of the recently uncovered information.

As part of its continuing cooperation with governmental authorities, Halliburton, which acquired M.W. Kellogg as part of its 1998 acquisition of Dresser Industries, has also promptly provided this information to the United States Department of Justice, the Securities and Exchange Commission and the French magistrate investigating these matters, and is currently in the process of transmitting it to the appropriate Nigerian officials.

Halliburton also confirmed its understanding that TSKJ has suspended the receipt of services from and payments to TSKJ’s agent, Tri-Star Investments, and is considering the institution of legal proceedings to recover all amounts previously paid to Tri-Star.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: September 2, 2004	By:	/s/ Margaret E. Carriere
Margaret E. Carriere
Vice President and Secretary